                        LETTER AMENDMENT


TO:  The Banks parties to the             Dated as of July 5, 1994
     Credit Agreement referred to below


Gentlemen:

     We refer to the Revolving Credit Agreement dated as of July 7, 1993 (the "Credit Agreement") among the undersigned, you and Citibank, N.A., as your Administrative Agent. Unless otherwise defined herein, the terms defined in the Credit Agreement, as amended by this letter amendment, shall be used herein as therein defined. It is hereby agreed by you and us as follows:

     The Credit Agreement is, effective as of the date first above written, hereby amended as follows:

     (a)  The definition of "Applicable Percentage" contained
                             ---------------------
     in Section 1.01 is amended by deleting the chart therein and substituting for such chart the following:




     Public Debt Rating
       S&P/Moody's        Facility Fee     Libor/CD     Spread
        -----------       ------------     --------     --------
                                           Column A     Column B
                                           --------     --------

     Level 1:
       AA-/Aa3              .075%            .175%       .2375%
       or higher
     ------------------------------------------------------------
     Level 2:
       A/A2 or
       higher but           .10%             .2125%      .2750%
       less than
       Level 1
     ------------------------------------------------------------
     Level 3:
       A-/A3 or
       higher but           .125%            .25%        .3125%
       less than
       Level 2
     ------------------------------------------------------------
     Level 4:
       Less than            .20%             .2750%      .40%
       A-/A3
     ------------------------------------------------------------

     (b)  By adding to Section 1.01 the following:  "Notes" has the
                                                     -----
     meaning specified in Section 3.03.

     (c)  The definition of "Termination Date" contained in Section
                             ----------------
     1.01 is amended by deleting the date "July 7, 1996" therein and substituting for such date the date "July 7, 1997".

     (d)  Section 3.03 is amended in full to read as follows:

          Section 3.03.  Evidence of Debt.  The indebtedness of
                         ----------------
          each Borrower to each Bank shall be evidenced by a promissory note in the form of Exhibit L hereto (each, a "Note" and collectively, the "Notes").

     (e) Section 7.01 is amended by (i) deleting the word "and" at the end of subparagraph (v) thereof, (ii) deleting the period at the end of subparagraph (vi) thereof and substituting therefore "; and" and (iii) adding new subparagraph
     (vii) as follows:

          (vii)  Duly executed Notes by each Borrower to
          the order of each Bank.

     (f) Section 8.02 is amended by adding the words "and the applicable Notes" to the second line of such Section following the word "Agreement".

     (g) Article IX is amended by adding to the end thereof a new Section 9.12, to read as follows:

          Section 9.12.  Change of Control.  If a Change of Control
                         -----------------
          shall occur (i) the Company will, within ten calendar days after the occurrence thereof, give the Administrative Agent notice thereof and shall describe in reasonable detail the facts and circumstances giving rise thereto and (ii) each Bank may, by notice to the Company and the Administrative Agent given not later than 50 calendar days after such Change of Control, terminate its Commitment, which shall be terminated effective the later of (A) the date which is 60 calendar days after such Change of Control or (B) the end of the Interest Period for any Loan outstanding at the time of such Change of Control or for any Loan made pursuant to the next sentence of this Section. Upon the occurrence of a Change of Control, the Borrower's right to make Borrowings under this Agreement shall be suspended for a period of 60 calendar days, except for Loans having an Interest Period ending not later than 90 calendar days after such Change of Control. A notice of termination pursuant to this Section shall not have the effect of accelerating any outstanding Loan.

          For purposes of this Section, the following terms have the following meanings:

               A "Change of Control" shall occur if (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) (other than the Company, any Subsidiary of the Company or any savings, pension or other benefit plan for the benefit of employees of the Company or its Subsidiaries) which theretofore beneficially owned less than 30% of the Voting Stock then outstanding shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
          Act) of 30% or more in voting power of the outstanding Voting Stock of the Company or (ii) during any period of 12 consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company.

               "Voting Stock" means capital stock of any class or classes (however designated) having voting power for the election of directors of the Company, other than stock having such power only by reason of the happening of a contingency.

     (h) Section 10.01 (i) is amended in full to read as follows:

          (i) Default in payment when due of any amount of principal or interest required to be paid hereunder or under any Note; or

     (i) Section 10.01 (iv) is amended by adding the words "or the applicable Note" after the word "Agreement".

     (j) Section 12.16 is amended by adding the words "or the applicable Notes" after the word "Agreement" in the first sentence.

     (k) The Exhibits are amended by adding to the Exhibits attached thereto "Exhibit L", the form of which is attached hereto as Exhibit A.

     On and after the effective date of this letter amendment, each reference in the Credit Agreement and the Notes to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this letter amendment to Citibank N.A., 399 Park Avenue, 9th Floor, N.Y., N.Y. 10043, Attention of Rosemary Bell. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by us and the Banks. This letter amendment is subject to the provisions of Section 12.06 of the Credit Agreement.

     This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

                                Very truly yours,

                                AlliedSignal Inc.

                                By:  /s/ Nancy A. Garvey
                                ---------------------------------
                                Title:  Vice President and
                                        Treasurer


                                THE ADMINISTRATIVE AGENT:
                                ------------------------

                                CITIBANK, N.A.
                                as Administrative Agent

                                By:  /s/ Michael Mandracchia
                                ---------------------------------
                                Title:  Vice President/Attorney
                                        in Fact

                                Address for Notices:

                                399 Park Avenue
                                New York, New York 10043
                                Attention:  Michael Mandracchia
                                Telephone:  (212) 559-3245
                                Telecopier No.:  (212) 826-2371


                                THE CO-AGENTS:
                                -------------

                                ABN AMRO BANK N.V.,
                                as Co-Agent

                                By:  /s/ John W. Deegan
                                ---------------------------------
                                Title:  Vice President

                                By:  /s/ Duane P. Helkowski
                                ---------------------------------
                                Title:  Corporate Banking Officer


                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK,
                                as Co-Agent

                                By:  /s/ Sandra J.S. Kurek
                                ---------------------------------
                                Title:  Associate

Commitment:                     THE BANKS:
- -------------                   ---------------

$30,000,000                     ABN AMRO BANK N.V.

                                By:  /s/ John W. Deegan
                                ---------------------------------
                                Title:  Vice President

                                By:  /s/ Duane P. Helkowski
                                ---------------------------------
                                Title:  Corporate Banking Officer


$30,000,000                     CITIBANK, N.A.

                                By:  /s/ Michael Mandracchia
                                ---------------------------------
                                Title:  Vice President/Attorney
                                        in Fact


$15,000,000                     MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK

                                By:  /s/ Sandra J.S. Kurek
                                ---------------------------------
                                Title:  Associate


$15,000,000                     J.P. MORGAN DELAWARE

                                By:  /s/ David J. Morris
                                ---------------------------------
                                Title:  Vice President

$20,000,000                     BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION

                                By:  /s/ Donald J. Chin
                                ---------------------------------
                                Title:  Vice President


$20,000,000                     BANK OF MONTREAL

                                By:  /s/ Thruston W. Pettus
                                ---------------------------------
                                Title:  Director


$20,000,000                     BANQUE NATIONALE DE PARIS
                                NEW YORK BRANCH

                                By:  /s/ Robert S. Taylor, Jr.
                                ---------------------------------
                                Title:  Senior Vice President

                                By:  /s/ Richard L. Sted
                                ---------------------------------
                                Title:  Senior Vice President

                                By:  /s/ Renaud Kohler
                                ---------------------------------
                                Title:  Assistant Vice President


$20,000,000                     CANADIAN IMPERIAL BANK OF
                                COMMERCE

                                By:  /s/ Dean T. Criares
                                ---------------------------------
                                Title:


$20,000,000                     CHEMICAL BANK

                                By:  /s/ John C. Riordan
                                ---------------------------------
                                Title:  Vice President


$20,000,000                     DEUTSCHE BANK AG
(Joint commitment)              NEW YORK BRANCH

                                By:  /s/ Robert A. Maddux
                                ---------------------------------
                                Title:  Director

                                By:  /s/ Andreas J. Dirnagl
                                ---------------------------------
                                Title:  Assistant Vice President

                                DEUTSCHE BANK AG
                                CAYMAN ISLANDS BRANCH

                                By:  /s/ Robert A. Maddux
                                ---------------------------------
                                Title:  Director

                                By:  /s/ Christopher S. Hall
                                ---------------------------------
                                Title:  Vice President


$20,000,000                     MELLON BANK, N.A.

                                By:  /s/ Reyton R. Latimer
                                ---------------------------------
                                Title:  Senior Vice President


$20,000,000                     NATIONAL WESTMINSTER BANK PLC

                                By:  /s/ R.A. Stevens
                                ---------------------------------
                                Title:  Vice President

$20,000,000                     NATIONSBANK OF NORTH CAROLINA,
                                N.A.

                                By:  /s/ Scott Jackson
                                ---------------------------------
                                Title:  Vice President


$20,000,000                     ROYAL BANK OF CANADA

                                By:  /s/ A. Birr
                                ---------------------------------
                                Title:  Senior Manager


$20,000,000                     THE BANK OF NEW YORK

                                By:  /s/ Peter Angelica
                                ---------------------------------
                                Title:  Vice President


$20,000,000                     THE BANK OF TOKYO TRUST COMPANY

                                By:  /s/ M.R. Marron
                                ---------------------------------
                                Title:  Vice President

$20,000,000                     THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)

                                By:  /s/ Dawn Lee Lum
                                ---------------------------------
                                Title:  Vice President


$20,000,000                     THE FIRST NATIONAL BANK
                                OF CHICAGO

                                By:  /s/ Judith L. Mayberry
                                ---------------------------------
                                Title:  Vice President


$20,000,000                     THE HONGKONG AND SHANGHAI
                                BANKING CORPORATION LIMITED

                                By:  /s/ R. Forster
                                ---------------------------------
                                Title:  Vice President


$20,000,000                     THE INDUSTRIAL BANK OF JAPAN
                                LIMITED, NEW YORK BRANCH

                                By:  /s/ Takeshi Kawano
                                ---------------------------------
                                Title:  Senior Vice President

$20,000,000                     THE TORONTO-DOMINION BANK

                                By:  /s/ Jano Mott
                                ---------------------------------
                                Title:  Mgr. Cr. Admin.


$20,000,000                     UNION BANK OF SWITZERLAND
                                NEW YORK BRANCH

                                By:  /s/ Daniel H. Perron
                                ---------------------------------
                                Title:  Vice President

                                By:  /s/ James P. Kelleher
                                ---------------------------------
                                Title:  Assistant Treasurer

$450,000,000                    Total of the Commitments

                                                      Exhibit A

                            Exhibit L

                         Promissory Note

                                    Dated:  _____________, 19__

     FOR VALUE RECEIVED, the undersigned, -----------------------
- --------, a ------------------corporation (the "Borrower"), HEREBY
PROMISES TO PAY to the order of ---------------------- (the
"Bank") for the account of its applicable Lending Office (as defined in the Credit Agreement referred to below), the aggregate of each Loan (as defined below) made by the Bank to the borrower pursuant to the Credit Agreement, as are specified in the Credit Agreement; provided, however, that the final payment shall be in
           --------  -------
the amount necessary to repay in full the aggregate unpaid principal amount of all such Loans.

     The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both principal and interest in respect of each Loan (i) in United States Dollars are payable in lawful money of the United State of America to the Administrative Agent (as defined below) at the office of Citibank, N.A., at 399 Park Avenue, New York, New York, United States of America, in same day funds and (ii) in any currency other than United States Dollars are payable in such currency at the Bank's office which the Bank shall designate for such payment in same day funds. Each Loan made to the Borrower pursuant to the Credit Agreement, and all payments made on account of the principal amount thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is a part of this Promissory Note.

     This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Revolving Credit Agreement dated as of July 7, 1993, as it may be amended (the "Credit Agreement"), among the Borrower, the Bank and certain other lenders parties thereto, and Citibank N.A., as Administrative Agent for the Bank and such other lenders. The Credit Agreement, among other things (i) provides for the making of loans (the "Loans") by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Bank's Commitment (as defined in the Credit
Agreement), the indebtedness of the Borrower resulting from each such Loan being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                   [NAME OF BORROWER]

                                   By:
                                      -----------------
                                   Title:

                 LOANS AND PAYMENTS OF PRINCIPAL




                     Amount of
         Amount of   Principal Paid  Unpaid Principal  Notation
Date     Loan        or Prepaid      Balance           Made By
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